Exhibit 99.2

UHOS Q1 2015 Earnings Teleconference May 14, 2015

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

First Quarter 2015 Update Initial observations Developing our vision and strategy Focus on culture Highlights of Q1 financials

Financial Review

* Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation Selected Financial Data (In millions) LTM 2015 2014 % Chg 2015 Consolidated Revenues 113.5 $ 113.3 $ 0.1% 436.9 $ Cash Gross Margin 56.5 55.6 1.6% 208.4 % of Revenue 49.8% 49.0% 47.7% Historical Depreciation (17.9) (19.5) (76.2) Gross Margin * 38.6 36.1 6.9% 132.2 % of Revenue 34.0% 31.8% 30.3% Adjusted SG&A 23.1 23.2 -0.4% 87.2 % of Revenue 20.4% 20.5% 20.0% Non Controlling Interest 0.1 0.1 0.5 % of Revenue 0.1% 0.1% 0.1% Adjusted EBITDA 33.3 $ 32.3 $ 3.1% 120.7 $ 1st Quarter

SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Trend Analysis Advances in 360 solutions were offset by declines in NPWT device rental and disposable revenue and the transition of certain customers related to the loss of a national GPO contract in Q1. Cash margin rate increases in Q1 reflect a favorable sales mix shift from less NPWT revenue. Medical Equipment Solutions Excludes Asset Impairment charge of $1.7 for Q1 2015 , $1.2 for Q1 2014, and $2.5 for LTM 2015. (In millions) LTM 2015 2014 % Chg 2015 Revenues 74.1 $ 76.7 $ -3.4% 282.9 $ Cash Gross Margin 44.0 44.6 -1.3% 160.1 % of Revenue 59.4% 58.2% 56.6% . Historical Depreciation * (16.2) (17.9) (69.3) Gross Margin * 27.8 $ 26.7 $ 4.4% 90.8 $ % of Revenue 37.5% 34.8% 32.1% 1st Quarter

SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS MANUFACTURING SERVICES SOLUTIONS Trend Analysis Solid revenue growth in Q1 with advances in certain managed solutions. Margin rate up slightly to prior year primarily attributable to lower incidence of repairs. Clinical Engineering Solutions (In millions) LTM 2015 2014 % Chg 2015 Revenues 24.4 $ 22.7 $ 7.6% 93.8 $ Cash Gross Margin 5.4 5.0 8.0% 19.9 % of Revenue 22.1% 22.0% 21.2% Historical Depreciation (0.2) (0.2) (1.0) Gross Margin 5.2 $ 4.8 $ 8.7% 18.9 $ % of Revenue 21.2% 21.0% 20.1% 1st Quarter

* Refer to Appendix for ASC 805 depreciation on the Depreciation & Amortization Reconciliation Trend Analysis Revenue trend continues to progress with growth of 7.6% vs prior year. Cash margin rate improvements were driven by both higher leverage from volume growth and some shift to higher margin modalities. Surgical Services ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS (In millions) LTM 2015 2014 % Chg 2015 Revenues 15.0 $ 13.9 $ 7.6% 60.2 $ Cash Gross Margin * 7.1 6.0 18.3% 28.4 % of Revenue 47.3% 43.2% 47.2% Historical Depreciation (1.5) (1.4) (5.9) Gross Margin * 5.6 $ 4.6 $ 21.7% 22.5 $ % of Revenue 37.3% 33.1% 37.4% 1st Quarter

Capital Structure / Liquidity Liquidity Remains Strong (In millions) 2015 Credit Facility 235.0 $ Borrowing Base 177.2 Borrowings/LOC 53.6 Available Liquidity 123.6 $ Memo Revolver maturity - July 2017 Original and Add-on Notes maturity - August 2020 Liquidity (In millions) 3/31/2015 12/31/2014 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 50.0 39.0 Consolidated Capital Leases 18.8 15.1 Subtotal Debt 713.8 699.1 Add: Accrued Interest 6.5 18.8 Total Debt and Interest 720.3 717.9 Memo Adjusted EBITDA* 120.7 $ 119.7 $ Leverage** 6.0 6.0 * LTM Adjusted EBITDA **Excludes unamortized bond premium of $10.7 and $11.1 for 2015 and 2014. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure

2014 Actual 2015 Guidance Adjusted EBITDA $119.7 $110 Accrual CAPEX $55 $50 Year-end Leverage 6.0x 6.5x (In millions) Street Guidance for 2015

EBITDA Reconciliation: 2015 & 2014 Gross Margin/SG&A Reconciliations Depreciation and Amortization Reconciliation Appendix

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (Draft) (Draft) EBITDA Reconciliation (In millions) LTM 2015 2014 2015 Net loss attributable to UHS (7.1) $ (9.7) $ (63.9) $ Interest expense 13.3 13.4 53.2 Provision (benefit) for income taxes 0.2 0.2 (13.1) Depreciation and amortization 24.4 25.8 98.7 EBITDA 30.8 29.7 74.9 Intangible asset impairment charge - - 34.9 Management, board & strategic fees 2.1 0.9 6.8 Restructuring, acquisition and integration expenses - 1.3 1.8 Stock option expense 0.4 0.4 2.3 Adjusted EBITDA 33.3 $ 32.3 $ 120.7 $ 1st Quarter

Gross Margin/SG&A Reconciliations (In millions) LTM 2015 2014 2015 Gross Margin ASC 805 Impact Depreciation - Surgical Services 0.2 $ 0.2 $ 0.9 $ Total Gross Margin ASC 805 Impact 0.2 0.2 0.9 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 30.2 29.4 115.4 Management, Board, & Strategic Fees (2.1) (0.9) (6.8) Stock Option Expense (0.4) (0.4) (2.3) Historical Depreciation & Amortization (1.5) (1.6) (6.5) ASC 805 Depreciation & Amortization (3.1) (3.3) (12.6) Adjusted SG&A 23.1 $ 23.2 $ 87.2 $ 1st Quarter

Depreciation & Amortization Reconciliations (In millions) LTM 2015 2014 2015 Historical Medical Equipment Solutions Depreciation 16.2 $ 17.9 $ 69.3 $ Asset Impairment Charge 1.7 1.2 2.5 Total Medical Equipment Solutions Depreciation 17.9 19.1 71.8 Historical Clinical Engineering Solutions Depreciation 0.2 0.2 1.0 Total Clinical Engineering Solutions Depreciation 0.2 0.2 1.0 Historical Surgical Services Depreciation 1.5 1.4 5.9 ASC 805 Surgical Services Depreciation 0.2 0.2 0.9 Total Surgical Services Depreciation 1.7 1.6 6.8 Historical Gross Margin Depreciation 17.9 19.5 76.2 Gross Margin ASC 805 Depreciation 0.2 0.2 0.9 Asset Impairment Charge 1.7 1.2 2.5 Total Gross Margin Depreciation 19.8 20.9 79.6 Historical Selling, General, and Admin Depreciation 1.5 1.6 6.5 Total Selling, General, and Admin Depreciation 1.5 1.6 6.5 ASC 805 Selling, General, and Admin Amortization 3.1 3.3 12.6 Intangible Asset Impairment Charge - - 34.9 Total ASC 805 Selling, General, and Admin Amortization 3.1 3.3 47.5 Total Depreciation and Amortization 24.4 $ 25.8 $ 133.6 $ 1st Quarter